UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                  CURRENTREPORT
                      PURSUANT TO SECTION 13 OR 15(d) OFTHE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  September 22, 2006
                                                 -------------------------------

                               AMREP CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

Oklahoma                          1-4702                   59-0936128
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(State or Other Jurisdiction      (Commission File        (IRS Employer
of Incorporation)                 Number)                 Identification Number)

212 Carnegie Center, Suite 302, Princeton, New Jersey            08540
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       (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:  (609) 716-8200
                                                   -----------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 .below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.02.  Termination of a Material Definitive Agreement.

     As reported in a Current Report on Form 8-K filed by the Registrant on September 21, 2006, on September 18, 2006 the Registrant's AMREP Southwest Inc. subsidiary established a $25 million credit facility with Compass Bank. The subsidiary had a pre-existing $10 million credit facility with Wells Fargo Bank, National Association which was reported in a Current Report on Form 8-K filed by the Registrant on May 11, 2005. On September 22, 2006, the subsidiary terminated the Wells Fargo credit facility. No material penalty or other cost or charge was incurred in connection with the termination.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     AMREP CORPORATION
                                                     -----------------
                                                      (Registrant)

                                                     By: /s/Peter M. Pizza
                                                         -----------------
                                                         Peter M. Pizza
                                                         Vice President and
                                                         Chief Financial Officer

Date:  September 25, 2006
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